Exhibit 99.2

GREEN ENVIROTECH HOLDINGS CORP.
Unaudited Proforma Consolidated Balance Sheet
December 31, 2010

ASSETS	GETH Balance Sheet Dec 31, 2010	Magic Bright Balance Sheet Dec 31, 2010		Adjustments			Consolidated
Current Assets:
Cash	$26,184	$76,566	A	300,000	B	300,000	$102,750
Cash-Restricted	-	53,175					$53,175
Accounts Receivable and Prepaids	5,000	1,231,646					$1,236,646
Amounts due from stockholders & related parties	-	-					$-
Inventories	15,496	807,575					$823,071

Total Current Assets	$46,680	$2,168,962		300,000		300,000	$2,215,642

Fixed Assets:
Plant and equipment, net	$120,000	$1,697,069					$1,817,069
Construction in progress	113,929	-					$113,929

Total Fixed Assets	$233,929	$1,697,069					$1,930,998

Non-current Assets:
Cash value of life insurance, net	$-	$38,398					$38,398
Deposits	263,990						$263,990
Investment Magic Bright			B	6,000,000	D	6,104,880	$-
			C	104,880
Investment Magic Bright - Goodwill	-		D	5,612,998			$5,612,998

Total Non-current Assets	$263,990	$38,398		11,717,878		6,104,880	$5,915,386

TOTAL ASSETS	$544,599	$3,904,429		$12,017,878		$6,404,880	$10,062,026

LIABILITIES AND STOCKHOLDERS EQUITY	GETH	Magic Bright		Adjustments			Consolidated

Current Liabilities:
Short-term borrowings, secured	$-	$887,382					$887,382
Accounts payable and accrued expenses	528,914	191,583					720,497
Current portion of long-term debt	-	273,982					273,982
Advances from customers	-	526,131					526,131
Obligation under finance leases	-	7,747					7,747
Income taxes payable	-	230,225					230,225
Loan payable -other	702,500	-			A	300,000	1,702,500
					B	700,000
Loan payable -related party	304,696	35,975					340,671

Total Current Liabilities	$1,536,110	$2,153,025		$-		$1,000,000	$4,689,135

Long-Term Liabilities
Deferred tax liabilities	$-	$13,926					$13,926
Long-term liabilities	-	1,245,596					1,245,596

Total Long-Term Liabilities	$-	$1,259,522		$-		$-	$1,259,522

TOTAL LIABILITIES	$1,536,110	$3,412,547		$-		$1,000,000	$5,948,657

STOCKHOLDERS EQUITY

Peferred stock	$-	$-			B	1,000	$1,000
Common stock	63,517	1,285	D	1,285	C	184	63,701
Additional paid in capital	3,130,753	-			B	4,999,000	8,234,449
					C	104,696
Retained earnings	(4,185,781)	487,020	D	487,020			(4,185,781)
Accumulated other comprehensive income (loss)		3,577	D	3,577			-

Total Equity	$(991,511)	$491,882		$491,882		$5,104,880	$4,113,369

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$544,599	$3,904,429		$491,882		$6,104,880	$10,062,026

GREEN ENVIROTECH HOLDINGS CORP.
Unaudited Proforma Consolidated Statement of Operations
For the Year Ended December 31, 2010 for GETH and
The Nine Months Ended December 31, 2010 for Magic Bright Limited

	GETH Year Ended Dec 31, 2010	Magic Bright Nine Months Ended Dec 31, 2010	Adjustments	Consolidated

Revenues	$-	$16,585,464		$16,585,464

Cost of Revenues	$5,302	$15,781,522		$15,786,824

Gross Profit	$(5,302)	$803,942		$798,640

Operating Expenses
Wages and professional fees	$760,541	$-		$760,541
Professional fees-common stock issued	2,127,782	-		2,127,782
General and administration	333,741	450,706		784,447

Total operating expenses	$3,222,064	$450,706		$3,672,770

Total operating income (loss)	$(3,227,366)	$353,236		$(2,874,130)

Other income	$(34,126)	$(28,951)		$(63,077)

Total income (loss) before income taxes	$(3,261,492)	$324,285		$(2,937,207)

Provision for income taxes	$-	$176,788		$176,788

Net inome (loss)	$(3,261,492)	$147,497		$(3,113,995)

Per share, basic and diluted	$(0.05)	$14.75		$(0.05)

Weighted average number of share outstanding	62,184,274	10,000		63,416,758

Other comprehensive income	$-	$16,808		$16,808

Total comprehensive income (loss)	$(3,261,492)	$164,305		$(3,097,187)

GREEN ENVIROTECH HOLDINGS CORP.
Unaudited Proforma Consolidated Statement of Operations
For the Year Ended December 31, 2009 for GETH and
The Year Ended March 31, 2009 for Magic Bright Limited

	GETH Year Ended Dec 31, 2009	Magic Bright Year Ended March 31, 2009	Adjustments	Consolidated

Revenues	$-	$35,152,503		$35,152,503

Cost of Revenues	$-	$34,305,962		$34,305,962

Gross Profit	$-	$846,541		$846,541

Operating Expenses
Wages and professional fees	$498,183	$-		$498,183
Professional fees-common stock issued	-	-		-
General and administration	81,257	948,695		1,029,952

Total operating expenses	$579,440	$948,695		$1,528,135

Total operating income (loss)	$(579,440)	$(102,154)		$(681,594)

Other income and (expense)	$(19,712)	$(9,857)		$(29,569)

Total income (loss) before income taxes	$(599,152)	$(112,011)		$(711,163)

Provision for income taxes	$-	$(15,446)		$(15,446)

Net inome (loss)	$(599,152)	$(127,457)		$(726,609)

Per share, basic and diluted	$(0.01)	$(12.75)		$(0.01)

Weighted average number of share outstanding	59,999,895	10,000		63,416,758

Other comprehensive income	$-	$6,655		$6,655

Total comprehensive income (loss)	$(599,152)	$(120,802)		$(719,954)

GREEN ENVIROTECH HOLDINGS CORP.
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the acquisition of Magic Bright Limited (“Magic Bright”) by Green EnviroTech Holdings Corp. (“GETH” and the “Company”) and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

During the third quarter of 2010, the Company issued a Letter of Intent to explore the possibility of purchasing Magic Bright for cash and stock.  On February 14, 2011, the Company entered into a Securities Purchase Agreement with Magic Bright.  Pursuant to the Purchase Agreement, the Company agreed to purchase, and the stockholders of Magic Bright agreed to sell, all of the issued shares of Magic Bright.  On March 30, 2011, GETH executed the Purchase Agreement with Magic Bright and upon closing of the transaction Magic Bright became a wholly-owned subsidiary of GETH.

In accordance with the Purchase Agreement, the 10,000 issued and outstanding shares of common stock of Magic Bright became that of GETH.  The Company paid $6,104,880, consisting of $1,000,000 in cash, $5,000,000 in preferred stock and $104,880 in common stock.  There was $300,000 cash paid at closing and the balance to be paid over the next three quarters of 2011.  There was issued $5,000,000 in securities represented by 1,000,000 shares of Magic Bright Acquisition Series Convertible Preferred Stock with a stated value of $5.00 per share and 184,000 shares of the Company’s common stock valued at $104,880 issued to the employees of Magic Bright.

This transaction is being accounted for as an acquisition wherein Magic Bright became a wholly owned subsidiary of GETH.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2010 for GETH and the nine months ended December 31, 2010 for Magic Bright gives effect to the above as if the transactions had occurred at the beginning of the period.  The unaudited pro forma consolidated balance sheet at December 31, 2010 assumes the effects of the above as if this transaction had occurred as of January 1, 2010.

GREEN ENVIROTECH HOLDINGS CORP.
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunction with GETH’s audited financial statements as of and for the two years ended December 31, 2010 and 2009.

The unaudited pro forma consolidated financial statements and notes thereto contained forward-looking statements that involve risks and uncertainties.  Therefore, our actual results may vary materially from those discussed herein.  The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company’s future results.

GREEN ENVIROTECH HOLDINGS CORP.
NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

 NOTE A– ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The transaction is being accounted for as an acquisition.  GETH is the acquirer for accounting purposes.  Magic Bright becomes the subsidiary.  Accordingly, Magic Bright’s Balance Sheet and Operations are combined with GETH after the date of acquisition.

NOTE B – ADJUSTMENTS

(a)	To record the loan for the cash needed at closing for the acquisition of Magic Bright Limited.

(b)	To record the acquisition of Magic Bright Limited which called for the issue of 1,000,000 shares of preferred stock valued at $5 per share, cash and a short term liability due in twelve months.

(c)	To record the 184,000 shares of common stock issued to the employees of Magic Bright as a condition of closing.

(d)	To record the elimination entry associated with the combined statement.

NOTE C – PRO FORMA WEIGHTED AVERAGES SHARES OUTSTANDING

Pro forma shares outstanding assuming the transaction occurred as of December 31, 2010.

Green EnviroTech Holdings Corp. Shares Outstanding	62,184,274

Preferred Shares issued in acquisition	1,000,000

Pro forma shares outstanding:
Common	62,184,274
Preferred	1,000,000